UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2022

CYTRX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 826-5648

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Series B Junior Participating Preferred Stock Purchase Rights	CYTR	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2022, in order to achieve a more equal apportionment of membership among the three director classes of the Board of Directors (the “Board”) of CytRx Corporation (the “Company”), Joel Caldwell tendered his resignation as a Class III director in anticipation of being appointed a Class II director. On May 27, 2022, following Mr. Caldwell’s resignation as a Class III director, the Board reappointed Mr. Caldwell as a Class II director. Class II directors serve until the 2023 Annual Meeting of Stockholders and Class III directors serve until the 2024 Annual Meeting of the Stockholders. The resignation and reappointment of Mr. Caldwell was effected solely for the purpose of achieving a more equal apportionment of membership among the Board’s three classes of directors, and for all other purposes, Mr. Caldwell’s service on the Board is deemed to have continued uninterrupted.

Mr. Caldwell continues to serve on the Audit Committee of the Board and on the Compensation Committees of the Board. Mr. Caldwell will no longer serve as Lead Director and will no longer receive a retainer in connection with that service to the Board. There were no other changes to any of Mr. Caldwell’s compensation arrangements as a result of his resignation as a Class III director and reappointment as a Class II director.

There are no arrangements or understandings between Mr. Caldwell and any other person pursuant to which Mr. Caldwell was selected as a director. Mr. Caldwell is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, but may be party to such a transaction in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION

Date: June 2, 2022	/s/ John Y. Caloz
John Y. Caloz
Chief Financial Officer